U. S. SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC  20549


                                FORM 8-K


                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  October 16, 2024


                     BALTIC INTERNATIONAL USA, INC.
         (Exact name of registrant as specified in its charter)


               TEXAS                    1-12908          76-0336843
     (State or other jurisdiction     (Commission     (I.R.S. Employer
          of incorporation)            File Number)   Identification No.)


        9935 Barker Cypress Road, Suite 135, Cypress, Texas 77433
       (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (713) 961-9299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 5.02  Departure of Director

On October 20, 2024, Baltic International USA, Inc. (the "Company") was informed of the unexpected death of Chairman Robert L. Knauss, who passed away on October 16, 2024. Mr. Knauss served as Chairman of the Board since our inception in March 1991, and as Chief Executive Officer from January 1994 to February 2010.

David Grossman, the Company's Chief Executive Officer and Chief Financial Officer, stated, "We are deeply saddened by the passing of Bob Knauss, who was one of the founders of the Company. His leadership will be greatly missed. We offer our deepest condolences to Bob's family at this time."

David Grossman, the Company's Chief Executive Officer and Chief Financial Officer, will assume the duties as the Company's Chairman of the Board.






                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BALTIC INTERNATIONAL USA, INC.


                                            By:  /s/ David A. Grossman
                                                 DAVID A. GROSSMAN
                                                 Chief Executive Officer and
                                                 Chief Financial Officer

Dated:  October 31, 2024